SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                            FIRST FINANCIAL BANCORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            FIRST FINANCIAL BANCORP.
                                 300 High Street
                                  P.O. Box 476
                            Hamilton, Ohio 45012-0476


                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                            To Be Held April 22, 1997

                                                                  Hamilton, Ohio
                                                                  March 17, 1997

To the Shareholders:

               The Annual Meeting of Shareholders of First Financial Bancorp. (the "Corporation") will be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011, on April 22, 1997, at 2:00 P.M., local time, for the following purposes:

              1. To elect the following seven Directors: six Directors for terms expiring in 2000 (Class II) as successors to the class of Directors whose terms expire in 1997: Messrs. Richard L. Alderson, James C. Garland, Murph Knapke, Stanley N. Pontius, Barry S. Porter and Perry D. Thatcher; and one Director for a term expiring in 1999 (Class I) as an additional director to that class: Steven C. Posey.

              2. To consider and act upon an amendment to the Corporation's Articles of Incorporation, as amended, to increase the number of authorized common shares.

              3.  To  consider  and  act  upon  a  proposed   amendment  to  the
         Corporation's Regulations to amend Article I of the Regulations regarding Meetings of Shareholders.

              4.  To  consider  and  act  upon  a  proposed   amendment  to  the
         Corporation's Regulations to amend Article II of the Regulations regarding Directors.

              5.  To  consider  and  act  upon  a  proposed   amendment  to  the
         Corporation's Regulations to amend Article III-A of the Regulations regarding Indemnification.

              6.  To  consider  and  act  upon  a  proposed   amendment  to  the
         Corporation's Regulations to amend Article V of the Regulations regarding Corporate Seal and General.

              7.  To  consider  and  act  upon  a  proposed   amendment  to  the
         Corporation's Regulations to amend Article VII of the Regulations regarding Code of Regulations.

              8. To consider and act upon, in their discretion, such other matters as may properly come before the meeting or any adjournment thereof.

              On March 7, 1997, there were 15,035,362 common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Holders of record of the Corporation at the close of business on March 7, 1997, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                       By Order of the Board of Directors,






                                       /s/Michael R. O'Dell
                                       --------------------
                                       Michael R. O'Dell, Senior Vice President,
                                       Chief Financial Officer, and Secretary



EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            FIRST FINANCIAL BANCORP.
                                 300 High Street
                                  P.O. Box 476
                            Hamilton, Ohio 45012-0476


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                    Approximate Date to Mail - March 17, 1997


     On behalf of the Board of Directors of First Financial Bancorp. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") scheduled for April 22, 1997, at 2:00 P.M., local time, to be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011.

     Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the Notice of Annual Meeting attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of common shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

     As of March 7, 1997, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 15,035,362 common shares outstanding, which is the only outstanding class of capital stock of the Corporation. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

                             PRINCIPAL SHAREHOLDERS

     As of March 1, 1997, First National Bank of Southwestern Ohio, Hamilton, Ohio, and other subsidiary banks, as Trustees, held in trust 3,065,489 shares, amounting to 20.4% of the outstanding common shares of the Corporation, which shares are held by them in their fiduciary capacity under various agreements with them as Trustees. The Trustees have advised the Corporation that they have sole voting power for 2,608,858 shares, shared voting power for 0 shares, sole investment power for 1,370,097 shares, and shared investment power for 1,012,857 shares. The Trustees hold 445,272 common shares under trust arrangements for certain directors and executive officers, and their respective spouses or minor children, which common shares are also reported in the following table showing share ownership of directors and executive officers. Cincinnati Financial Corporation, 6200 South Gilmore Road, Fairfield, Ohio 45014, is the owner of 680,744 shares, amounting to 4.5% of the outstanding common shares of the Corporation. In addition, the Ohio Casualty Insurance Company, 136 North Third Street, Hamilton, Ohio 45025, a subsidiary of Ohio Casualty Corporation, is the owner of 621,843 shares, amounting to 4.1% of the outstanding common shares of the Corporation. Other than as set forth above, the Board of Directors has no knowledge of any person who owned of record or beneficially more than 5% of the outstanding common shares of the Corporation.


                 SHAREHOLDINGS OF DIRECTORS, EXECUTIVE OFFICERS,
                            AND NOMINEES FOR DIRECTOR

     As of March 1, 1997, the directors of the Corporation, including the seven persons intended by the Board of Directors to be nominated for election as directors, the executive officers of the Corporation named in the Summary Compensation Table who are not also directors and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.

                                                                       Amount and Nature
                                                                     of Beneficial Ownership     Percentage
         Name                                                        of Common Shares (1)       of Class (15)
         ----                                                        --------------------       -------------
Richard L. Alderson                                                          243
Arthur W. Bidwell                                                         43,524 (2)
Thomas C. Blake                                                           58,724 (3)
Donald M. Cisle                                                          171,020 (4)               1.1%
Carl R. Fiora                                                              8,227 (5)
Richard J. Fitton                                                        269,309                   1.8%
Vaden Fitton                                                             181,921 (6)               1.2%
James C. Garland                                                             137
F. Elden Houts                                                            15,073 (7)
Murph Knapke                                                               7,717
Charles T. Koehler                                                        92,316 (8)
Barry J. Levey                                                            82,732
Stephen S. Marcum                                                         28,039 (9)
Lauren N. Patch                                                            2,342 (10)
Stanley N. Pontius                                                        27,486
Barry S. Porter                                                            5,811 (11)
Steven C. Posey                                                            3,620 (12)
Joel H. Schmidt                                                           29,971 (13)
Perry D. Thatcher                                                          1,000
James J. Ashburn                                                          31,344 (14)
Rick L. Blossom                                                           16,638
Michael R. O'Dell                                                         18,006
Michael T. Riley                                                          14,452
All Executive Officers, Directors, and Nominees as a group
  (23 persons)                                                         1,109,652                   7.4%
---------------------------------

(1)  Includes  shares  subject  to  outstanding  options  under  the 1991  Stock
     Incentive Plan which are exercisable by such individuals within 60 days.

(2) Of these, 808 shares are owned by Mr. Bidwell's wife, for which he disclaims beneficial ownership.

(3) Of these, 12,222 shares are owned by BSS Realty, and 21,221 shares are owned by Mr. Blake's wife, for which Mr. Blake disclaims beneficial ownership.

(4) Seward-Murphy Inc., a corporation of which Mr. Cisle owns 40% of the outstanding voting power and his father, Don S. Cisle, Jr., owns 60% of the outstanding voting power, owns 163,625 common shares of the Corporation.
     Mr. Cisle disclaims beneficial ownership of these shares.

(5) Of these, 1,080 shares are owned by Mr. Fiora's wife, for which he disclaims beneficial ownership.

(6) Of these, 7,332 shares are owned by Mr. Fitton's wife, for which he disclaims beneficial ownership.

(7) Of these, 389 shares are owned by Mr. Houts' wife, for which he disclaims beneficial ownership.

(8) Of these, 40,040 shares are owned by Mr. Koehler's wife, for which he disclaims beneficial ownership.

(9) Of these, 1,998 shares are owned by Mr. Marcum's wife and 5,612 shares are owned by their children, for which he disclaims beneficial ownership. The shares do not include common shares held by Ohio Casualty Insurance
     Corporation,  a subsidiary  of the Ohio Casualty  Corporation  of which Mr.
     Marcum is a director. Mr. Marcum disclaims beneficial ownership of those shares.

(10) Does not include common shares held by Ohio Casualty Insurance Corporation, a subsidiary of the Ohio Casualty Corporation of which Mr. Patch is the President and Chief Executive Officer. Mr. Patch disclaims beneficial ownership of those shares.

(11) Of these,  46 shares are owned by Mr.  Porter's son, for which he disclaims beneficial ownership.  Does not include common shares held by Ohio Casualty
     Insurance  Corporation,  a subsidiary of the Ohio Casualty  Corporation  of
     which  Mr.  Porter  is  Chief  Financial  Officer.   Mr.  Porter  disclaims
     beneficial ownership of those shares.

(12) Of these, 1,650 are owned by Mr. Posey's minor children, for which he disclaims beneficial ownership.

(13) Of these, 8,258 shares are owned by Mr. Schmidt's wife, for which he disclaims beneficial ownership.

(14) As of January 31, 1997, Mr. Ashburn retired as an executive officer of the Corporation.

(15) Percentages of class are listed only for those owning in excess of one (1%) percent.

                              ELECTION OF DIRECTORS
                             (Item 1 on Proxy Card)

     The Board of Directors intends to nominate six persons as Class II Directors each for a three-year term and one person as a Class I Director for the remaining two years of a three-year term. Richard J. Fitton, Chairman of the Corporation and a director of the Corporation since 1965, and Joel H. Schmidt, a director of the Corporation since 1990, are not standing for re-election pursuant to the Corporation's policy that directors are not eligible for re-election after attaining age 70. The terms of the remaining directors in Classes I and III will continue as indicated below. It is intended that the accompanying proxy will be voted for the election of those six persons named under Class II in the following table and for Mr. Posey named under Class I in the following table. In the event that any one or more of such nominees unexpectedly becomes unavailable for re-election, the accompanying proxy will be voted in accordance with the best judgment of the proxy holders, including a possible substitute nominee. The six nominees for Class II Directors receiving the most votes at the Annual Meeting will be elected as Class II Directors and the one nominee for Class I Director receiving the most votes will be elected a Class I director.

                                                    Position with Company and/or
                                                 Principal Occupation or Employment                      Director
       Name and Age (1)                              For the Last Five Years                             Since (2)
       ----------------                              -----------------------                             ---------
Nominees -- Class II Directors -- Term Expiring in 2000:

Richard L. Alderson,     Real estate investment and development; Director of Glove Specialties Inc.
  48                     (glove retailer); Former Trustee of Union Township, Butler County, Ohio.

James C. Garland,        President of Miami University, Oxford, Ohio; President of RAZR Technology          1996
  54                     (a consulting business); Director of First National Bank of Southwestern Ohio,
                         Hamilton, Ohio.

Murph Knapke,            Owner of Knapke Law Office, Celina, Ohio; Director of The Citizens                 1983
  49                     Commercial Bank & Trust Company, Celina, Ohio.

Stanley N. Pontius,      President and Chief Executive Officer of First Financial Bancorp.;                 1991
  50                     President and Chief Executive Officer and Director of First National
                         Bank of Southwestern  Ohio,  Hamilton,  Ohio;  formerly  President  and
                         Chief  Executive Officer of Bank One,  Mansfield,  Ohio; held various other positions at Bank One Corporation for a period of 20 years.

Barry S. Porter,         Chief Financial Officer/Treasurer of Ohio Casualty Corporation                     1988
  59                     (insurance holding company) and its affiliated companies; Director of First
                         National Bank of Southwestern Ohio, Hamilton, Ohio.

Perry  D. Thatcher,      President and Chief Executive  Officer of Ample  Industries, (manufacturer
  66                     of products/machines for the paper industry).

                                                    Position with Company and/or
                                                 Principal Occupation or Employment                      Director
       Name and Age (1)                              For the Last Five Years                             Since (2)
       ----------------                              -----------------------                             ---------


Class III Directors -- Term Expiring in 1998:

Thomas C. Blake,         President of BSS Realty (real estate company); Director of First National Bank     1973
  69                     of Southwestern Ohio, Hamilton, Ohio.

F. Elden Houts,          Chairman, Director and retired Chief Executive Officer of The Citizens             1983
  65                     Commercial Bank & Trust Company, Celina, Ohio.

Charles T. Koehler,      Retired Director and Chairman of the Board of Hamilton                             1971
  70                     Castings Company; President and Treasurer of Miami-Cast Corp.
                         (makers of cast  brass and aluminum moldings); Director of First
                         National Bank of Southwestern
                         Ohio, Hamilton, Ohio.


Lauren N.  Patch,        President,  Chief  Executive  Officer  and  Director  of Ohio Casualty             1995
  45                     Corporation  (insurance  holding company) and its affiliated companies.


Donald M. Cisle,         President of Don S. Cisle Contractor, Inc. (construction contractor) since 1989;   1996
  42                     Director of First National Bank of Southwestern Ohio, Hamilton, Ohio.

Class I Directors -- Term Expiring in 1999:

Arthur W. Bidwell,       President and Chief Executive Officer of Magnode Corp. (maker of aluminum          1990
  68                     extrusions), Trenton, Ohio; Director of First National Bank of Southwestern
                         Ohio, Hamilton, Ohio.

Carl R. Fiora,           Retired President and Chief Executive Officer of Armco Steel Co., L.P.;            1987
  62                     formerly Area Vice President, Manufacturing and Services Group,
                         Armco Inc.;  entire business career was with Armco Inc.  (diversified steel and energy company); Director of First National Bank of Southwestern Ohio,
                         Hamilton, Ohio.

Vaden Fitton, (3)        Retired First Vice President of the First National Bank and Trust Company          1965
  67                     of Hamilton, Hamilton, Ohio; Director of Ohio Casualty Corporation and
                         First National Bank of Southwestern Ohio, Hamilton, Ohio.

Barry J. Levey,          Retired partner of the law firm of Frost & Jacobs, LLP, Middletown, Ohio;          1985
  66                     Director of First National Bank of Southwestern Ohio, Hamilton, Ohio.
                         Retired State Senator.

Stephen S. Marcum,       Partner in Parrish, Fryman & Marcum Co., LPA; Director of Ohio Casualty            1996
  39                     Corporation (insurance holding company) and First National Bank of
                         Southwestern Ohio, Hamilton Ohio.

Nominee:

Steven C. Posey,         President - Posey Management Corp. DBA McDonald's; President - Posey
  46                     Property Company.

(1) Ages are listed as of December 31, 1996.

(2) Messrs. Blake, Fitton and Koehler are listed at the earlier of their service with the predecessor entities (First National Bank of Southwestern Ohio, The First National Bank and Trust Company of Hamilton, or First National Bank of Middletown).

(3) Vaden Fitton and Richard J. Fitton are cousins.

               PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO
                    INCREASE THE NUMBER OF AUTHORIZED SHARES
                             (Item 2 on Proxy Card)

     The Board of Directors has proposed the adoption of an amendment to the Articles of Incorporation, as amended, that would increase the authorized number of Common Shares, par value $8.00 per share, of the Corporation from 25,000,000 shares to 60,000,000 shares. The Board proposes that the first paragraph of Article Fourth of the Company's Articles of Incorporation be amended to read as follows:

              FOURTH: The total number of shares which the corporation is authorized to issue is 60,000,000 common shares, par value $8.00 per share.

     On the Record Date, of the 25,000,000 authorized common shares, 15,035,362 common shares were issued and outstanding, 9,964,638 common shares were unissued and not reserved for issuance, and 14,796 common shares were treasury shares.

     The Board of Directors believes that it is desirable and in the best interests of the Corporation and its shareholders that there be a substantial number of authorized but unissued common shares in order to assure flexibility of action in the future. The Board also believes that an increase in the number of common shares is necessary in order that a sufficient number of shares is available for issuance from time to time if needed for such corporate purposes as may be deemed appropriate by the Board. These purposes may include, for example, using the shares as consideration in the acquisition of other banks and savings and loan companies, the issuance of shares under the Corporation's employee benefit plans or shareholder rights plan or general corporate purposes. The issuance of any additional common shares could have the effect of diluting the ownership of existing shareholders.

     Such additional authorized common shares could be issued as a defensive measure in connection with a takeover attempt for the Corporation opposed by the incumbent Board of Directors, and could be utilized in a manner which might have the effect of making the acquisition of control of the Corporation more difficult. For example, issuing additional common shares could have the effect of diluting the ownership of persons seeking to obtain control of the Corporation.

     The proposed amendment to the Articles of Incorporation is not being recommended in response to any specific effort of which the Corporation is aware to obtain control of the Corporation nor does the Board of Directors have any present intent to use the additional common shares to impede a takeover attempt except pursuant to the terms of its rights plan.

     The Corporation has no present intent to issue any of the additional common shares which will be authorized by the adoption of the amendment to Article Fourth. Moreover, there are no pending negotiations, discussions, obligations, agreements or understandings which would involve the issuance of any common shares, other than those negotiations and discussions regarding the Corporation's possible acquisition of community banks which occur, from time to time, in the course of the Corporation's business. The additional common shares for which authorization is sought will have the same rights and privileges as the common shares now authorized.

     If the amendment is approved by the requisite vote, the Board will have the authority to issue the additional authorized shares or any part thereof from time to time to such persons and for such consideration as the Board of Directors may determine, without necessarily requiring further action by the shareholders.

Recommendation.

     The Board of Directors recommends a vote FOR this proposal. Adoption of this proposal requires the affirmative vote of two-thirds of the issued and outstanding shares of the Corporation. Accordingly, abstentions and broker non-votes will have the effect of a vote against the proposed amendment.

Effect of Management Vote on Proposal.

     The directors and executive officers of the Corporation own beneficially 1,109,652 common shares, or 7.4% of the outstanding voting power, and affiliates of the Corporation own beneficially 20.4% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.


                          PROPOSAL TO AMEND REGULATIONS

General

     The Board of Directors is recommending several amendments to the Corporation's governing Regulations (the "Regulations"). The Regulations provide generally for the governance of the Corporation in accordance with the General Corporation Law of Ohio. In the judgment of the Board, the Regulations require further amendment at this time to reflect the current provisions of the Ohio General Corporation Law, to conform to certain changes in the manner in which the Corporation conducts its business and to make certain that a minority of the shareholders cannot force changes that do not reflect the will of at least a majority of the outstanding shares. The proposed revisions to Article II and
Article VII might be viewed to have the effect of lessening the power of the shareholders by making it more difficult to remove the incumbent directors and management. As a result, the position of incumbent management may be strengthened indirectly and the acquisition of control of the Corporation may be more difficult. A copy of the proposed Amended and Restated Regulations are attached as Appendix A for your information. Provisions of the Regulations that are being deleted are in brackets and provisions that are being added to the Regulations are indicated in "bold type." The amendments are grouped by subject matter, and the shareholders are being given the opportunity to approve the amendments relating to each subject matter separately.

Article I - Meetings of Shareholders (Item 3 on Proxy Card)

     Section 1.1 - Annual Meeting. Section 1.1 presently provides that if, from any cause, an election of directors is not made on the date set for the annual meeting of the shareholders for the election of directors, the Board of Directors shall order the election to be held on some subsequent date and that notice of such meeting be given in the manner provided for the annual meeting. Under the current laws and procedures, the notice that the Corporation gives for the annual meeting requires an extensive amount of time and expense for its preparation and mailing. The Ohio law provides that notice of adjournment of a meeting need not be given if the time and place to which the meeting is adjourned are fixed and announced at the meeting which is being adjourned. Therefore, the Board of Directors believes that it is advisable to allow notice of an adjournment of a meeting to be given as provided by the Ohio law. To effect this change, the Board of Directors recommends that Section 1.1 of
Article I be amended by deleting the last sentence of such Section.

     Section 1.2 - Special Meetings. Section 1.2 presently provides for the calling of special meetings of the shareholders. Section 1.2 does not reflect the current provisions of Ohio law, and the Board of Directors believes that it is advisable to revise such Section to accurately reflect the provisions of the statute. The major change is to set forth who is eligible to call a special meeting and to eliminate the requirement that three or more shareholders are required to call a special meeting. In addition, the sentence describing the manner in which notice of such meeting is to be given has been eliminated thereby allowing the Corporation to give notice in the manner allowed by the Ohio statutes in effect at the time of the meeting. Therefore, the Board of Directors recommends that Section 1.2 of Article I be amended to read as set forth in Appendix A hereto.

     Section 1.3 - Quorum. Section 1.3 presently defines a quorum but is silent and not clear about the shareholder vote required to take particular actions as set forth in the Ohio law, the Corporation's Articles of Incorporation or these Regulations. Therefore, to clarify this ambiguity, the Board of Directors recommends that Section 1.3 of Article I be amended to read as set forth in Appendix A hereto.

Recommendation.

     The Board of Directors recommends a vote FOR this proposal. Adoption of this proposal requires the affirmative vote of a majority of the shares empowered to vote thereon at the annual meeting of shareholders. Accordingly, abstentions from voting will have the effect of a vote against the proposed amendments and broker non-votes will have no effect on the outcome of the vote.

Effect of Management Vote on Proposal.

     The directors and executive officers of the Corporation own beneficially 1,109,652 common shares, or 7.4% of the outstanding voting power, and affiliates of the Corporation own beneficially 20.4% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.

Article II - Directors (Item 4 on Proxy Card)

     Section 2.1 - Nomination. The present Section 2.1 concerning the procedures and information required to nominate directors of the Corporation is outdated and does not conform to existing Federal securities law requirements. In addition, the present Section 2.1 does not provide sufficient advance notice of certain actions to allow the Corporation to comply with such legal requirements. Therefore, it is proposed to amend Section 2.1 to require that any shareholder intending to nominate director candidates for election must deliver written notice to the Secretary of the Corporation (i) not later than 90 days prior to the date one year from the date of the immediately preceding annual meeting of shareholders with respect to an election to be held at an annual meeting of shareholders, and (ii) not later than the close of business on the tenth day following the date on which notice of the special meeting of shareholders for the election of directors is first given to shareholders. In addition, any written notice of nomination of director candidates given by a shareholder must now contain the information set forth in the proposed Section 2.1. Therefore, to effectuate these changes, the Board of Directors recommends that Section 2.1 be amended to read as set forth in Appendix A hereto.

     Section 2.2 - Number. Section 2.2 provides that the number of directors of the Corporation, which shall not be less than nine or more than 25, shall be 15 until increased or decreased at any time by the affirmative vote of two-thirds of the whole authorized number of directors or at a meeting of the shareholders called for the purpose of electing directors at which a quorum is present by the affirmative vote of the holders of a majority of the shares which are represented at the meeting and entitled to vote on the proposal. As a result of this language, there is the possibility that the affirmative vote of a majority of the shares at a meeting at which a quorum is present, although less than a majority of or two-thirds of the outstanding voting power of the corporation, could change the number of directors of the Corporation. Therefore, a minority of the shareholders could force a change that the majority of the shareholders might not otherwise approve. For this reason, the Board is recommending that, in addition to the Board's existing authority to set the number of directors, the number of directors of the Corporation can only be changed by the affirmative vote of the holders of at least two-thirds of the outstanding voting power of the Corporation voting as a single class. Thus, a substantial portion of the outstanding voting power of the Corporation will be required to change the number of directors on a shareholder's initiative.

     In addition, Section 2.2 is being amended to eliminate the specific language allowing removal of a director for cause and defining cause as a court finding a director guilty of a felony or as a director breaching his fiduciary duty under the laws of Ohio. These sentences do not appear to conform with the Ohio law and, therefore, the Board of Directors is recommending that the sentences be removed. To effect these changes, the Board of Directors recommends that Section 2.2 of Article II be amended as set forth in Appendix A hereto.

     Section 2.4 - Meetings. The Board of Directors is recommending that the one day's notice of director meetings presently set forth in Section 2.4 be changed to two day's notice to conform to the current Ohio law.

     Section 2.7 - Executive Committee. The Board of Directors is proposing that the title of Section 2.7 be changed from "Executive Committee" to "Committees" since the subject matter of the Section deals with the Executive Committee as well other committees that the Board may appoint. In addition, to conform to current Ohio law, the Board of Directors is recommending that the phrase at the end of the first sentence "except to the extent prohibited by the laws of the State of Ohio" be replaced by "other than that of filling vacancies among the directors or any committee of the directors" and that the reference in the last sentence to "The Chairman of the Board of Directors or in his absence, the President", be replaced by "The Board of Directors".

     Although the Board of Directors believes that the amendments to Section 2.1 regarding timing of director nominations will give the shareholders more time to consider their choices and that providing in Section 2.2 that the number of directors may be changed only by a vote of two-thirds of the outstanding voting power of the Corporation is in the best interests of the shareholders, a contrary view would be that the effect of these proposed amendments is to lessen the power of the shareholders by making it more difficult to remove the incumbent directors and management. As a result, the position of incumbent management may be strengthened indirectly and the acquisition of control of the Corporation may be more difficult.

Recommendation.

     The Board of Directors recommends a vote FOR this proposal. Adoption of this proposal requires the affirmative vote of a majority of the shares empowered to vote thereon at the annual meeting of shareholders. Accordingly, abstentions from voting will have the effect of a vote against the proposed amendment and broker non-votes will have no effect on the outcome of the vote.

Effect of Management Vote on Proposal.

     The directors and executive officers of the Corporation own beneficially 1,109,652 common shares, or 7.4% of the outstanding voting power, and affiliates of the Corporation own beneficially 20.4% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.

Article III-A - Indemnification and Insurance (Item 5 on Proxy Card)

Indemnification

     The Board of Directors  recommends  that  Article  III-A be  renumbered  to
Article IV and that the heading be changed to "Indemnification" rather than "Indemnification and Insurance" because the Article as proposed deals with indemnification only. The present Article generally repeats the provisions of the Ohio law authorizing indemnification by the Corporation. The purpose of the present Article has been to allow the Corporation to indemnify its officers and directors and others to the full extent permitted by Ohio law. However, in operation, the present Article does not achieve this purpose. For example, if the Ohio law were to change in between annual meetings of shareholders to allow greater indemnification of officers and directors by the Corporation, the officers and directors of the Corporation would not be entitled to such expanded indemnification until shareholders approved an amendment to the Regulations.
Therefore, to avoid this potential difficulty and to allow the officers and directors of the Corporation to be indemnified to the full extent permitted by the Ohio law without the need for the Corporation's Regulations to be amended every time the Ohio law changes, the Board of Directors recommends that Article III-A be amended to delete the present Article III-A and replace it with the proposed Article IV as set forth in Appendix A hereto, which provides that the Corporation shall indemnify all persons whom it may indemnify to the full extent permitted by Ohio law.

Recommendation

     The Board of Directors recommends a vote FOR this proposal. Adoption of this proposal requires the affirmative vote of a majority of the shares empowered to vote thereon at the annual meeting of shareholders. Accordingly, abstentions from voting will have the effect of a vote against the porposed amendments and broker non-votes will have no effect on the outcome of the vote.

Effect of Management Vote on Proposal.

     The directors and executive officers of the Corporation own beneficially 1,109,652 common shares, or 7.4% of the outstanding voting power, and affiliates of the Corporation own beneficially 20.4% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common share beneficially owned by them in favor of this proposal.

Article V - Corporate Seal and General (Item 6 on Proxy Card)

     Section  5.1 -  Corporate  Seal.  Section  5.1  presently  states  that the
Corporation's seal will be in the "following form" and then neglects to set forth the form of such seal. Therefore, the Board of Directors recommends, that the last sentence of Section 5.1 be omitted and replaced by the last sentence of
Section 6.1 as set forth in Appendix A hereto, which provides that the seal shall be in such form as the Board may determine.

     The Board of Directors also recommends that the Code of Regulations be amended throughout to replace "Code of Regulations" with "Amended and Restated Regulations" because the Ohio law no longer refers to "Code of Regulations" but uses the term "Regulations" and the version in Appendix A are "amended and restated" Regulations. In addition, as a result of numbering Article III-A as
Article IV, the numbering of all subsequent Articles has been increased by one.

Recommendation.

     The Board of Directors recommends a vote FOR this proposal. Adoption of this proposal requires the affirmative vote of a majority of the shares empowered to vote thereon at the annual meeting of shareholders. Accordingly, abstentions from voting will have the effect of a vote against the proposed amendments and broker non-votes will have no effect on the outcome of the vote.

Effect of Management Vote on Proposal.

     The directors and executive officers of the Corporation own beneficially 1,109,652 common shares, or 7.4% of the outstanding voting power, and affiliates of the Corporation own beneficially 20.4% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.

Article VII - Code of Regulations (Item 7 on Proxy Card)

     Article Heading. The Board of Directors recommends that the Article heading be changed from "Code of Regulations" to "Amendment, Alteration or Repeal" to more accurately reflect the subject matter of the Article.

     Section 7.2 - Amendments. Section 7.2 presently provides that the Regulations may be amended, altered, repealed or replaced by an affirmative vote of a majority of shares empowered to vote thereon at any regular or special meeting of shareholders. Under this provision, a majority of a quorum present at a meeting could amend the Regulations although this majority of a quorum was less than a majority of the outstanding voting power of the Corporation. Therefore, the Board of Directors is recommending that the Regulations be amended, altered, repealed or replaced only by the affirmative vote of at least two-thirds of the outstanding voting power of the Corporation voting as a single class at a meeting of shareholders called for such purpose, unless such amendment, alteration, repeal or replacement is recommended by the affirmative vote of two-thirds of the whole authorized number of directors, in which case the Regulations may be amended, altered, repealed or replaced by the affirmative vote of the holders of a majority of the outstanding voting power of the Corporation voting as a single class at a meeting of shareholders held for such purpose. To effect this change, the Board of Directors recommends that Section
7.2 of Article VII of the Regulations be amended to read as set forth in Appendix A hereto.

     Although the Board of Directors believes that the amendment to Section 7.2 is in the best interest of the shareholders, a contrary view would be that such proposal lessens the voting power of the shareholders by making it more difficult to amend Article 2 of the Regulations and to remove the incumbent directors and management. As a result, the position of incumbent management may be strengthened and, indirectly, the acquisition of control of the Corporation may be more difficult.

Recommendation.

     The Board of Directors recommends a vote FOR this proposal. Adoption of this proposal requires the affirmative vote of a majority of the shares empowered to vote thereon at the annual meeting of shareholders. Accordingly, abstentions from voting will have the effect of a vote against the proposed amendments and broker non-votes will have no effect on the outcome of the vote.

Effect of Management Vote on Proposal.

     The directors and executive officers of the Corporation own beneficially 1,109,652 common shares, or 7.4% of the outstanding voting power, and affiliates of the Corporation own beneficially 20.4% of the outstanding voting power. The directors, executive officers and affiliates have indicated a present intention to vote the common shares beneficially owned by them in favor of this proposal.


         MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     During the last fiscal year, the Board of Directors held five regularly scheduled meetings and two special meetings. All of the incumbent directors and each nominee standing for re-election attended 75% or more of those meetings and the meetings held during the fiscal year by all board committees on which he served except Barry J. Levey.

     Each director received $5,000 as a retainer and $500 per meeting as director of the Corporation. Each non-employee director is paid $250 for each committee meeting attended. Pursuant to the 1991 Stock Incentive Plan, each non-employee director receives in the year in which he is re-elected to the Board of Directors an option to purchase 2,217 common shares. The exercise price for each option granted is 100% of the fair market value on the date of grant.

     The Board of Directors has a standing Audit Committee, Executive Committee and a Compensation Committee. The Executive Committee acts as the Nominating Committee for the Board.

     The Audit Committee makes recommendations to the Board of Directors concerning the selection and engagement of the Corporation's independent auditors and reviews with them the scope and status of the audit, the fees for services performed by the firm, and the results of the completed audit. The Committee also reviews and discusses with the internal audit department, management and the Board of Directors, such matters as accounting policies, internal controls and procedures for preparation of financial statements. The members of the Audit Committee are Thomas C. Blake, Donald M. Cisle, Carl R. Fiora, Richard J. Fitton, Vaden Fitton, Lauren N. Patch, Barry S. Porter and Joel H. Schmidt. The Audit Committee held six meetings during the fiscal year.

     The Executive Committee, in the recess of the Board, has the authority to call a meeting to act upon most corporate matters subject to Board approval. The Committee acts as the Nominating Committee and makes recommendations to the Board regarding nominees for election as directors of the Corporation. The members of the Executive Committee are Arthur W. Bidwell, Thomas C. Blake, Richard J. Fitton, Vaden Fitton, Charles T. Koehler, Barry J. Levey and Stanley
N. Pontius. The Executive Committee held one meeting during the fiscal year.

     The Compensation Committee makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Corporation and all benefit plans of the Corporation. The members of the Compensation Committee are Arthur W. Bidwell, Thomas C. Blake, Richard J. Fitton, Vaden Fitton, Charles T. Koehler, Barry J. Levey and Barry S. Porter. The Compensation Committee held three meetings during the fiscal year.

     The accounting firm of Ernst & Young LLP has served as independent public auditors for the Corporation and its subsidiaries during the past year. Management expects that representatives of that firm will be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     The Corporation's financial statements for the previous fiscal year were audited by Ernst & Young LLP. In connection with the audit function, Ernst & Young LLP also reviewed the Corporation's report on Form 10-K and other filings with the Securities and Exchange Commission. Ernst & Young LLP also completed retrospective reviews of the Corporation's quarterly reports on Form 10-Q.


                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to (1) the Chief Executive Officer, and (2) each of the four most highly compensated executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the
Corporation:

                                             SUMMARY COMPENSATION TABLE

                                                                              Long Term Compensation
                                                                         --------------------------------
                                            Annual Compensation                  Awards           Payouts
                                       --------------------------------  ----------------------   -------
           (a)                  (b)       (c)       (d)         (e)          (f)         (g)        (h)      (i)
                                                               Other     Restricted  Securities           All Other
                                                              Annual        Stock    Underlying    LTIP    Compen-
        Name and                        Salary     Bonus   Compensation   Award(s)    Options/    Payouts  sation
   Principal Position          Year       ($)       ($)       ($)(4)         ($)     SARs(#)(2)     ($)    ($) (3)
   ------------------          ----       ---       ---       ------         ---     ----------     ---    -------
Stanley N. Pontius             1996    $297,142   $93,718       0         34,750 (5)    1,100       0      $4,457
President and Chief Executive  1995     268,004    84,365       0         33,250 (5)        0       0       4,500
Officer (1)                    1994     253,841    73,581       0              0        5,500       0       4,500

Rick L. Blossom                1996     153,829    45,535       0         17,375        1,100       0       4,378
Senior Vice President and      1995     132,133    32,656       0              0            0       0       3,814
Chief Lending Officer          1994     122,574    27,238       0              0        2,577       0       3,629

James J. Ashburn               1996     154,100    35,370       0              0        1,100       0       4,402
Senior Vice President          1995     146,268    33,527       0              0            0       0       4,246
                               1994     135,069    32,897       0              0        2,577       0       4,042

Michael R. O'Dell              1996     102,893    23,500       0         17,375        1,100       0       2,990
Senior Vice President,         1995      90,001    23,150       0              0        1,650       0       2,691
Chief Financial Officer        1994      79,934    20,795       0              0        1,375       0       2,388
and Secretary

Michael T. Riley               1996      98,349    23,077       0         17,375        1,100       0       2,938
Senior Vice President          1995      88,763    22,744       0              0            0       0       2,651
                               1994      84,431    19,952       0              0        1,375       0       2,530

-------------------------

(1) Mr.  Pontius'  salary for 1996  includes his salary as  President  and Chief
Executive Officer of the Corporation and President and Chief Executive Officer of First National Bank of Southwestern Ohio.
(2) Adjusted for stock dividends.
(3) Represents the Corporation's contribution to the Thrift Plan.
(4) Does not include the value of perquisites and other personal benefits because the aggregate amount of such compensation, if any, does not exceed the lesser of $50,000 or 10% of the total amount of annual salary and bonus for the individual for that year.
(5) In each of January 1995 and January 1996, respectively, Mr. Pontius received a restricted stock award of 1,000 common shares, all shares of which will vest on the fifth anniversary of the date of the award. Dividends will be paid on the restricted stock. In January 1996, Mr. Pontius also received a stock option of 1,100 (adjusted for stock dividend on November 1, 1996) common shares.

     The following table shows all individual grants of stock options to the named executive officers of the Corporation during the fiscal year ended December 31, 1996.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                    Potential
                                                                                                   Realizable
                                                                                                 Value (Gain) at
                                                                                                 Assumed Annual
                                                                                                    Rates of
                                                                                                   Stock Price
                                                                                                Appreciation for
                                   Individual Grants                                             Option Term (1)
                           ---------------------------------                                  --------------------
        (a)                     (b)                (c)              (d)            (e)           (f)         (g)
                             Number of
                            Securities         % of Total        Exercise
                            Underlying       Options Granted      or Base
                           Options/SARs      to Employees in   Price (2)(3)    Expiration        5%          10%
       Name                 Granted (3)        Fiscal Year        ($/Sh)          Date         $51.46      $81.94
       ----                 -----------        -----------        ------          ----         ------      ------
Stanley N. Pontius             1,100              3.6%             31.59           2006       $21,857      $55,385
Rick L. Blossom                1,100              3.6%             31.59           2006        21,857       55,385
James J. Ashburn               1,100              3.6%             31.59           2006        21,857       55,385
Michael R. O'Dell              1,100              3.6%             31.59           2006        21,857       55,385
Michael T. Riley               1,100              3.6%             31.59           2006        21,857       55,385


(1) As required by rules of the  Securities and Exchange  Commission,  potential values  stated are based on the  prescribed  assumption  that the  Corporation's common shares will  appreciate in value from the date of grant to the end of the option term (ten years from the date of grant) at annualized rates of 5% and 10%
(total appreciation of 63% and 159% resulting in values of approximately  $51.46 and $81.94),  respectively,  and therefore are not intended to forecast possible future appreciation, if any, in the price of the Corporation's common shares. As an alternative to the assumed  potential  realizable  values stated in the above table,  the  Securities and Exchange  Commission  rules would permit stating the present  value of such options at date of grant.  Methods of  computing  present values suggested by different  authorities can produce  significantly  different results.  Moreover,  since  stock  options  granted by the  Corporation  are not transferable, there is no objective criteria by which any computation of present value can be  verified.  Consequently,  the  Corporation's  management  does not believe  there is reliable  method of computing  the present value of such stock options.

(2) All options  are granted at 100% of fair market  value on the date of grant.
The options are exercisable during a period commencing one year after the date of grant and ending on the date specified in the option which, in no event, is later than 10 years after the date of grant; provided, that the optionee remained in the employment of the Corporation or its affiliates. The option exercise period may be shortened upon an optionee's disability, retirement or death. Shares acquired upon option exercise must be held one year from the date of exercise.

(3) Adjusted for 10% stock dividend on November 1, 1996.

     The following table shows aggregate option exercises in the last fiscal year and year end values.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

             (a)                 (b)                     (c)                       (d)                   (e)
                                                                                Number of
                                                                               Securities             Value of
                                                                               Underlying            Unexercised
                                                                               Unexercised          In-the-Money
                                                                             Options/SARs at       Options/SARs at
                                                                              FY-End(#)(2)          FY-End ($)(3)
                                                                            -----------------     -----------------
                                Shares Acquired                             Exercisable (E)/      Exercisable (E)/
Name                            on Exercise (#)   Value Realized ($)(1)     Unexercisable (U)     Unexercisable (U)
----                            ---------------   ---------------------     -----------------     -----------------
Stanley N. Pontius                      0                     0                 E17,267                 E$135,681
                                                                                U 1,100                 U$ 1,001
Rick L. Blossom                       860                 7,011                 E 2,577                 E$ 7,860
                                                                                U 1,100                 U$ 1,001

James J. Ashburn                   10,971                97,753                 E  220                  E$ 2,110
                                                                                U 1,100                 U$ 1,001

Michael R. O'Dell                       0                     0                 E 3,025                 E$ 7,939
                                                                                U 1,100                 U$ 1,001
Michael T. Riley                      182                 1,253                 E 1,375                 E$ 4,194
                                                                                U 1,100                 U$ 1,001
----------------

(1) Aggregate market value of shares covered by the option less the aggregate price paid by the executive officer.

(2)  Adjusted for stock dividends.

(3) Values stated reflect gains on outstanding options based on the fair market value of $32.50 per common share of the Corporation on December 31, 1996.

     The Corporation has no long term incentive plans relating to future compensation of the Chief Executive Officer or the named executive officers other than the 1991 Stock Incentive Plan.

Personal Benefits

     The executive officers of the Corporation and its subsidiaries also receive certain fringe benefits such as participation in group medical and life insurance programs which are generally available to employees of the Corporation and its subsidiaries on a non-discriminatory basis. In addition, the executive officers are reimbursed for business-related expenses they incur (including certain  club  dues  and  expenses),  and  some  officers  also  have the use of
Corporation-owned automobiles. Management believes that the costs of reimbursement of such expenses and providing such automobiles constitute ordinary and necessary business expenses that facilitate job performance and minimize work-related expenses incurred by the executive officers. Executive officers have included in their taxable income the cost of personal use of Corporation-owned automobiles. Management has concluded that the aggregate amount of such personal benefits does not exceed the lesser of $50,000 with respect to any executive officer or 10% of the compensation of such person.

Benefit Plans

     RETIREMENT PLAN AND THRIFT PLAN. The Corporation and its subsidiaries have a thrift plan and a retirement plan. The retirement plan and the thrift plan cover the majority of the employees of the Corporation and its subsidiaries, including the officers of the Corporation. All employees who are 21 years of age and have had one (1) year of service are covered.

     The thrift plan is voluntary and participants may contribute to the plan. The subsidiaries' contributions are 50% of each participant's contribution limited to 3% of base salary of each participant and become fully vested when made. All employees, however, may contribute to the plan in excess of the matching contributions up to 12% of base salary.

     In the non-contributory retirement plan, participants are 100% vested after five (5) years of credited service. The normal retirement benefit at the normal retirement age (65), effective January 1, 1989, is 1.1% of the average monthly compensation multiplied by years of service (maximum of 40), plus .6% of average monthly compensation greater than Social Security covered compensation multiplied by years of service (maximum of 35). Average monthly compensation is the average monthly compensation for the five consecutive plan years which produce the highest average. The estimated benefits accrued during the year under the retirement plan for each of the officers in the remuneration table are not actuarially ascertainable under the methods used for calculation of the cost to the Corporation by the actuaries. The cost of the plan for the subsidiaries is set forth in the consolidated financial statements contained in the Annual Report to shareholders.

     Under the retirement plan, amounts that are payable to persons in selected remuneration and service classifications are:

                            Estimated Annual Benefits
                 For Years of Credited Service Indicated (1)(2)

           Average
        Annual Salary        15            20             25             30             35        40 or more
        -------------        --            --             --             --             --        ----------
        $ 25,000          $ 5,250       $ 7,000        $ 8,375       $  9,750       $ 11,125       $ 12,500
          50,000           11,238        14,984         18,354         21,725         25,096         27,846
          75,000           17,613        23,484         28,979         34,475         39,971         44,096
         100,000           23,988        31,984         39,604         47,225         54,846         60,348
         125,000           30,363        40,484         50,229         59,975         69,721         76,596
         150,000           36,738        48,984         60,854         72,725         84,596         92,846
         175,000           43,113        57,484         71,479         85,475         99,471        109,096
         200,000           49,488        65,984         82,104         98,225        114,346        125,346
         225,000           55,863        74,484         92,729        110,975        129,221        141,598
         250,000 (2)       62,238        82,984        103,354        123,725        144,096        157,846
         275,000 (2)       65,196        86,928        108,284        129,641        150,998        165,386
         300,000 (2)       65,196        86,928        108,284        129,641        150,998        165,386
         325,000 (2)       65,196        86,928        108,284        129,641        150,998        165,386
         350,000 (2)       65,196        86,928        108,284        129,641        150,998        165,386

(1)  The  amounts of covered  compensation  (columns  (c) and (d) of the Summary
     Compensation Table) which can be used to compute the estimated annual benefit and the credited years of participation under the plan for each of the individuals named in the Summary Compensation Table were as follows:
     Stanley N. Pontius -- $366,542 and 5 years; Rick L. Blossom -- $187,313 and
     12 years;  James J.  Ashburn --  $187,910  and 20 years;  Michael R. O'Dell
     --$126,393 and 18 years; and Michael T. Riley -- $121,425 and 13 years.

(2)  As a  result  of the  provisions  of the  Internal  Revenue  Code  and  the
     Non-Qualified   Insured   Supplemental   Retirement  Plan,  maximum  annual
     compensation  for which benefits will be paid under the retirement  plan is
     $261,600.   Messrs.  Pontius,   Ashburn  and  Blossom  participate  in  the
     Non-Qualified Insured Supplemental  Retirement Plan implemented during 1994 pursuant to which  benefits equal to the benefits which cannot be paid from the  retirement  plan by reason of  limitations  imposed under the Internal
     Revenue Code will be paid directly by the Corporation. (The Corporation has
     acquired  life   insurance   contracts  to  provide  the  funds  for  these
     non-qualified  benefits  pursuant to the foregoing plan.)  Contributions to the trust,  whether by cash or accrual,  are made on an actuarial basis and are reflected in the Annual Report to shareholders.

                                PERFORMANCE GRAPH

     The following graph compares the total five year cumulative return of the Corporation with a group of comparable bank holding companies as an index of the Corporation's performance against certain Ohio, Indiana and Wisconsin companies in its industry and a broad market index known as the NASDAQ Stock Market Total Return Index.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN




            [GRAPHIC-GRAPH PLOTTED TO POINTS LISTED IN CHART BELOW]





                         1991    1992       1993      1994      1995      1996
--------------------------------------------------------------------------------
FFBC                     100    121.42     175.36    185.83    200.34    210.67
--------------------------------------------------------------------------------
PEER GROUP               100    136.80     170.81    174.97    217.28    287.83
--------------------------------------------------------------------------------
NASDAQ MARKET INDEX      100    100.98     121.13    127.17    164.96    204.98



     The peer issuers in the table are CNB Bancshares, First Financial Bancorp., First Financial Corp., First Source Corp., Fort Wayne National, Irwin Financial, Mid-Am Inc., Old National Bancorp and Provident Bancorp. Each comparison to the Corporation has been weighted for stock market capitalization of each peer issuer. The peer group represents certain Ohio, Indiana and Wisconsin bank holding companies between $500 million and $7 billion in assets which have been public bank holding companies for more than five years.

     The broad market index is a compilation from the NASDAQ Stock Market Total Return Index prepared on a total return basis with dividends reinvested and is composed of companies (U.S. and foreign) which have been public companies for five years or more.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Pontius, the President and Chief Executive Officer of the Corporation, is a director of Ohio Casualty Corporation and a member of the Ohio Casualty Corporation Compensation Committee. During 1996, Mr. Porter, who is Chief Financial Officer/Treasurer of Ohio Casualty Corporation, served on the Corporation's Compensation Committee. In addition, Mr. Patch, who is the President of Ohio Casualty Corporation, was a director of the Corporation during 1996. A banking subsidiary of the Corporation participates (with other banks) in a loan to Ohio Casualty Corporation, and such loan (a) was made in the ordinary course of business, (b) was made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present unfavorable features.

                          COMPENSATION COMMITTEE REPORT

     The Compensation Committee's goal in setting executive compensation is to provide incentives to its executive officers to increase stockholder value. To achieve this goal, the Compensation Committee authorizes base salaries that are competitive with those set at bank holding companies of comparable size and performance and uses programs that personally reward executives for corporate financial results (i) that are above those of the comparable bank holding companies and (ii) that have benefited the Corporation's shareholders.

     The components of the Corporation's Executive Compensation program are base salary, a Performance Incentive Compensation Plan ("PIC") and the 1991 Stock Incentive Plan.

     In determining each executive officer's base salary, the Compensation Committee utilizes studies prepared by Wyatt Data Services of New York ("WDS") and The Ohio Bankers Association ("OBA") salary survey. The WDS survey compiles total compensation data based on asset size and geographic region, including salary ranges, by position, for over 100 banks located nationwide and of similar size to the Corporation. The WDS survey includes banks owned by several of the peer group issuers; however, the majority of the banks owned by the peer group issuers, although of similar asset size and geographic region to the Corporation, did not participate in such survey. In addition, the peer group issuers are bank holding companies and the WDS survey is of banks. The OBA survey sets forth commercial bank officer salaries in Ohio, Indiana, Michigan and Illinois. Since the WDS survey's data base is considerably larger than the OBA's data base, the Compensation Committee uses the WDS survey as its primary source for comparisons.

     After consideration of: (i) a comparison of the Corporation to other banks contained in the WDS and OBA surveys, and their size, profitability, number of officers and employees, officers' experience and officers' responsibilities;
(ii) historical compensation data for each of the executive officers; and (iii) the estimated maximum PIC payouts as a component of total compensation and its effect on base salary; the Compensation Committee determined the base salaries of the Chief Executive Officer and the other named executive officers and the full Board of Directors approved the Committee's recommendations. According to WDS data, Mr. Pontius' 1996 total compensation is appropriate for the asset size of the Corporation. The Committee considers that the other four named executive officers are, in relation to WDS data, appropriately compensated for their respective levels of responsibility, performance, knowledge, and experience.

     The PIC covered 48 key executives (including the named executive officers) of the Corporation and its affiliates. Payouts under the PIC are based on meeting or exceeding specific pre-set targets. Key officers are awarded points based on their level of success in reaching established targets. Each point achieved equals one percent of base salary of the participant to a pre-set maximum. For 1996, the targeted areas were net earnings increase combined with the return on equity, return on assets and the price of the Corporation's common shares compared to the book value of the Corporation. Other areas considered were control of non-interest expense, net interest margin and loan loss reserve coverage, with the targeted areas being weighted differently depending on each officer's responsibilities. The maximum payouts for the named executive officers was as follows: Mr. Pontius - 30 points, Mr. Blossom - 25 points, and each of Messrs. Ashburn, O'Dell and Riley - 20 points. Mr. Pontius and the other named executive officers received 100% of their pre-set targets. For Mr. Pontius, the targeted areas were weighted as follows: net earnings increase combined with return on equity (33 1/3%), return on assets (50%), and common share price compared to book value (16 2/3%). The Compensation Committee approved the PIC targets and percentages, and the Board of Directors approved the Committee's recommendations. In addition, all employees of First National Bank of Southwestern Ohio received a year-end bonus equal to 4.0% of their base salary (except the named executive officers who received 3.5% as in the past). The Board of Directors determines subjectively the amount of the bonus.

     The Corporation's 1991 Stock Incentive Plan provides incentive compensation to executive officers that is tied to the enhancement of shareholder value. The Compensation Committee determined and approved a restricted share grant and an incentive stock option for the Chief Executive Officer based on the Committee's subjective evaluation of the Chief Executive Officer's performance taking into consideration the Corporation's profitability and overall 1996 financial performance.

     Regarding the compensation of Mr. Pontius, President and Chief Executive Officer, based on the foregoing, Mr. Pontius received his base salary, a PIC award of $84,000, a restricted share grant for 1,000 common shares, and an incentive stock option for 1,100 common shares (adjusted for stock dividend).

     The Compensation Committee is aware of Section 162(m) of the Internal Revenue Code but believes that it has no application to the Corporation at the present time based on the present levels and the anticipated levels during the next few years of qualifying compensation paid to its executive officers.

                             COMPENSATION COMMITTEE

              Barry J. Levey, Chairman                   Vaden Fitton
              Arthur W. Bidwell                          Charles T. Koehler
              Thomas C. Blake                            Barry S. Porter
                                   Richard J. Fitton


                                  ANNUAL REPORT

     The Corporation's Annual Report for the year ended December 31, 1996, is being mailed to each shareholder with the Proxy and Proxy Statement.


                              SHAREHOLDER PROPOSALS

     If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation, it shall be presented to management by certified mail, written receipt requested, not later than November 17, 1997, for inclusion in the Corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Proposals shall be sent to First Financial Bancorp.,
Attention: Michael R. O'Dell, Senior Vice President, Chief Financial Officer and Secretary, 300 High Street, P.O. Box 476, Hamilton, Ohio 45012-0476.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires the Corporation's officers and directors, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership on Forms 3,4, and 5 with the Securities and Exchange Commission (SEC) and the National Association of Securities Dealers. Officers, directors and greater than ten percent shareowners are required by SEC regulation to furnish the Corporation with copies of all Forms 3, 4, and 5 they file.

     Based solely on the Corporation's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Corporation believes that all its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996.


                                  OTHER MATTERS

     Some of the officers and directors of the Corporation and the companies with which they are associated were customers of the banking subsidiaries of the Corporation. The loans to such officers and directors and the companies with which they are associated (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

     The subsidiaries of the Corporation have had, and expect to have in the future, banking transactions in the ordinary course of business with directors, officers, principal stockholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

     A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND AS FILED WITH THE SEC WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST TO THE FOLLOWING ADDRESS:

     FIRST FINANCIAL BANCORP.
     Attention: Michael R. O'Dell, Senior Vice President,
                Chief Financial Officer, and Secretary
     300 High Street
     P.O. Box 476
     Hamilton, Ohio 45012-0476

     Management and the Board of Directors of the Corporation know of no business to be brought before the meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Statement should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.

     The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

                                     By Order of the Board of Directors,






                                     /s/Michael R. O'Dell
                                     --------------------
                                     Michael R. O'Dell, Senior Vice President,
                                     Chief Financial Officer, and Secretary

March 17, 1997

                                                                      APPENDIX A

Deletions appear as bracketed text
Additions appear as "bold" text


                   AMENDED AND RESTATED [CODE OF] REGULATIONS
                                       OF
                            FIRST FINANCIAL BANCORP.

                                    ARTICLE I
                            MEETINGS OF SHAREHOLDERS
     SECTION 1.1. ANNUAL MEETING. The regular annual meeting of the shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, shall be held at the [main] PRINCIPAL office of the Corporation, 300 High Street, Hamilton, Ohio, or such other place as the Board of Directors may designate, at 2:00 P.M., on the fourth Tuesday of April each year. Notice of such meeting shall be mailed, postage prepaid, at least ten days prior to the date thereof, addressed to each shareholder at his address appearing on the books of the Corporation. [If, from any cause, an election of directors is not made on said day, the Board of Directors shall order the election to be held on some subsequent day, as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.]
     SECTION 1.2. SPECIAL MEETINGS. [Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any three or more shareholders owning, in the aggregate, not less than fifty percent of the stock of the Corporation. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten days prior to the date fixed for such meetings, to each shareholder at his address appearing on the books of the Corporation, a notice stating the purpose of the meeting.]
     SPECIAL MEETINGS OF SHAREHOLDERS FOR ANY PURPOSE OR PURPOSES MAY BE CALLED BY THE CHAIRMAN OF THE BOARD, BY THE PRESIDENT, BY THE VICE PRESIDENT AUTHORIZED TO EXERCISE THE AUTHORITY OF THE PRESIDENT IN THE CASE OF THE PRESIDENT'S ABSENCE, DEATH OR DISABILITY, BY RESOLUTION OF THE DIRECTORS OR BY THE HOLDERS OF NOT LESS THAN ONE-HALF OF THE OUTSTANDING VOTING POWER OF THE CORPORATION.
     SECTION 1.3. QUORUM. [Except as otherwise provided by the statutes of Ohio, the holders of record of a majority of shares entitled to vote, whether present in person, or by proxy, shall constitute a quorum at any and all meetings of shareholders, but less than a quorum may adjourn any meeting from time to time.]
     AT ALL MEETINGS OF SHAREHOLDERS, THE HOLDERS OF RECORD OF A MAJORITY OF SHARES ENTITLED TO VOTE AT EACH MEETING, PRESENT IN PERSON OR BY PROXY, SHALL CONSTITUTE A QUORUM, BUT NO ACTION REQUIRED BY LAW, THE (AMENDED) ARTICLES OR THESE AMENDED AND RESTATED REGULATIONS TO BE AUTHORIZED OR TAKEN BY THE HOLDERS OF A DESIGNATED PROPORTION OF THE SHARES OF ANY PARTICULAR CLASS OR OF EACH CLASS, MAY BE AUTHORIZED OR TAKEN BY A LESSER PROPORTION. THE HOLDERS OF A MAJORITY OF THE VOTING SHARES REPRESENTED AT A MEETING, WHETHER OR NOT A QUORUM IS PRESENT, MAY ADJOURN SUCH MEETING FROM TIME TO TIME.
     SECTION  1.4.  PROXIES.  Any  shareholder  entitled to vote at a meeting of shareholders may be represented and vote thereat by proxy appointed by an instrument in writing subscribed by the shareholder or his duly authorized agent, and submitted to the secretary of the Corporation or the inspectors of election at or before said meeting.
                                   ARTICLE II
                                    DIRECTORS
     SECTION 2.1. NOMINATION. [Nominations for the election of directors may be made by the Board of Directors or may be made by any shareholder entitled to vote for the election of directors. Any nomination by a shareholder shall be made by notice in writing, delivered or mailed by registered United States mail, postage prepaid, to the secretary of the corporation not less than fourteen (14) days nor more than fifty (50) days prior to any meeting of the shareholders called for the election of directors; provided, however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such written nomination shall be delivered or mailed, as prescribed, to the secretary of the Corporation not later than the close of the seventh day following the day on which notice of the meeting was mailed to shareholders. Each such notice shall contain the following information to the extent known to the notifying shareholder: (a) name and address of each proposed nominee; (b) principal occupation of each proposed nominee; (c) total number of shares of stock of the Corporation that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of stock of the corporation owned by the notifying shareholder. The Chairman of the meeting may, in his discretion, determine and declare to the meeting that the nomination was not made in accordance with the foregoing procedure and, in such event, the defective nomination shall be disregarded.]
     NOMINATIONS FOR THE ELECTION OF DIRECTORS MAY BE MADE BY THE BOARD OF DIRECTORS OR A COMMITTEE APPOINTED BY THE BOARD OF DIRECTORS OR BY ANY SHAREHOLDER ENTITLED TO VOTE IN THE ELECTION MUST DELIVER WRITTEN NOTICE THEREOF TO THE SECRETARY OF THE CORPORATION NOT LATER THAN (I) WITH RESPECT TO AN ELECTION TO BE HELD AT ANY ANNUAL MEETING OF SHAREHOLDERS, 90 DAYS PRIOR TO THE DATE ONE YEAR FROM THE DATE OF THE IMMEDIATELY PRECEDING ANNUAL MEETING OF SHAREHOLDERS, AND (II) WITH RESPECT TO AN ELECTION TO BE HELD AT A SPECIAL MEETING OF SHAREHOLDERS FOR THE ELECTION OF DIRECTORS, THE CLOSE OF BUSINESS ON THE TENTH DAY FOLLOWING THE DATE ON WHICH NOTICE OF SUCH MEETING IS FIRST GIVEN TO SHAREHOLDERS. SUCH A NOTICE TIMELY GIVEN BY A SHAREHOLDER SHALL SET FORTH CERTAIN INFORMATION CONCERNING SUCH SHAREHOLDER AND HIS OR HER NOMINEE(S),
INCLUDING: THE NAME AND ADDRESS OF THE SHAREHOLDER AND EACH NOMINEE; THE AGE AND PRINCIPAL OCCUPATION OR EMPLOYMENT OF EACH NOMINEE; THE NUMBER OF SHARES OF EQUITY SECURITIES BENEFICIALLY OWNED BY EACH NOMINEE; A REPRESENTATION THAT THE SHAREHOLDER IS A HOLDER OF RECORD OF SHARES ENTITLED TO VOTE AT THE MEETING AND INTENDS TO APPEAR IN PERSON OR BY PROXY AT THE MEETING TO NOMINATE THE PERSON OR PERSONS SPECIFIED IN THE NOTICE; A DESCRIPTION OF ALL ARRANGEMENTS OR UNDERSTANDINGS BETWEEN THE SHAREHOLDER AND EACH NOMINEE; SUCH OTHER INFORMATION REGARDING EACH NOMINEE AS WOULD BE REQUIRED TO BE INCLUDED IN A PROXY STATEMENT FILED PURSUANT TO THE PROXY RULES OF THE SECURITIES AND EXCHANGE COMMISSION HAD THE NOMINEE BEEN NOMINATED BY THE BOARD OF DIRECTORS; AND THE CONSENT OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE CORPORATION IF ELECTED. THE CORPORATION MAY ALSO REQUIRE ANY PROPOSED NOMINEE TO FURNISH OTHER INFORMATION REASONABLY REQUIRED BY THE CORPORATION TO DETERMINE THE PROPOSED NOMINEE'S ELIGIBILITY TO SERVE AS A DIRECTOR. THE PRESIDING OFFICER AT THE MEETING MAY REFUSE TO ACKNOWLEDGE THE NOMINATION OF ANY PERSON NOT MADE IN COMPLIANCE WITH THE
FOREGOING PROCEDURES AND ANY PERSON NOT NOMINATED IN ACCORDANCE WITH THE FOREGOING PROCEDURES SHALL NOT BE ELIGIBLE FOR ELECTION AS A DIRECTOR.

     SECTION 2.2. NUMBER. The number of directors of the Corporation, which shall not be less than nine nor more than twenty-five, shall be fifteen until increased or decreased at any time by the affirmative vote of two-thirds of the whole authorized number of directors or, at a meeting of the shareholders called for the purpose of electing directors at which a quorum is present, [by the affirmative vote of the holders of a majority of the shares which are represented at the meeting and entitled to vote on the proposal.] BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING VOTING POWER OF THE CORPORATION VOTING AS A SINGLE CLASS. Directors shall hold office in their respective classes for three-year terms. The election of directors shall be held at the annual meeting of shareholders for the class year of directors whose terms expire at the annual meeting, except that a majority of the directors in office at any time, though less than a majority of the whole authorized number of directors, may, by the vote of a majority of their number, fill any director's office that is created by an increase in the number of directors or by a vacancy; provided, however, that in any period between annual meetings of shareholders, the directors will not increase the number of directors by more than three. A vacancy is created by the death, resignation, removal or incapacity of a director prior to the end of his term or by the failure of the shareholders at any time to elect the whole authorized number of directors. [A director may be removed for cause. Cause is defined to exist if a court of law finds a director guilty of a felony or has breached his fiduciary duty under the laws of Ohio.]

     SECTION 2.3. CLASSES OF DIRECTORS. The directors' terms are divided into three classes of terms consecutively expiring. The classes are known as Classes I, II and III. The directors of each class are shown on the Proxy Statement issued to shareholders of record.
     SECTION 2.4. MEETINGS. Meetings of the Board of Directors shall be held at the [main] PRINCIPAL office of the Corporation or at such other place, within or without the State of Ohio, as may be determined by the Board. [One] TWO day's notice of such meeting shall be given to each director, unless the Board of Directors has fixed a regular time and place for such meetings, in which case no notice shall be required for meetings held at such time and place. Meetings may be called by the Chairman of the Board, the President, or by any seven directors, upon giving the notice as herein required.
     SECTION 2.5. MANDATORY RETIREMENT. No person shall be elected or re-elected a director after reaching his seventieth (70th) birthday.
     SECTION 2.6. DIRECTOR EMERITUS. The Board shall have the right from time to time to choose as Directors Emeritus persons who have had prior service as members of the Board and who may receive such compensation as shall be fixed from time to time by the Board of Directors.
     SECTION 2.7. [EXECUTIVE] COMMITTEES. The Board of Directors is authorized to create an Executive Committee of not less than three (3) members of the Board and such other committees as it sees fit, which, to the extent authorized by the Board of Directors, may exercise all powers of the Board of Directors between meetings of said Board, [except to the extent prohibited by the laws of the State of Ohio.] OTHER THAN THAT OF FILLING VACANCIES AMONG THE DIRECTORS OR ANY COMMITTEE OF THE DIRECTORS. The [Chairman of the] Board of Directors [or in his absence, the President,] may designate any one of the directors of the Corporation as an alternate member of any committee to replace any absent or disqualified member at any meeting of such committee.

                                   ARTICLE III
                                    OFFICERS
     SECTION 3.1. CHAIRMAN OF THE BOARD. The Board of Directors may appoint one of its members to be Chairman of the Board to serve at the pleasure of the Board. He shall preside at all meetings of the Board of Directors. He shall exercise such powers and duties, as from time to time may be conferred upon, or assigned to, him by the Board of Directors.

     SECTION 3.2. PRESIDENT. The Board of Directors shall appoint one of its members to be President of the Corporation. In the absence of the Chairman, he shall preside at any meeting of the Board. The President shall have general executive powers, and shall have and may exercise any and all other powers and duties pertaining by law, regulation, or practice, to the office of President, or imposed by these AMENDED AND RESTATED Regulations. He shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned to, him by the Board of Directors.
     SECTION 3.3. VICE PRESIDENTS. The Board of Directors may appoint one or more Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the Chief Executive Officer.
     SECTION 3.4. SECRETARY. The Board of Directors shall appoint a Secretary who shall keep accurate minutes of all meetings. He shall attend to the giving of all notices required by these AMENDED AND RESTATED Regulations to be given. He shall be custodian of the corporate seal, records, documents and papers of the Corporation. He shall provide for the keeping of proper records of all transactions of the Corporation. He shall have and may exercise any and all other powers and duties pertaining by law, regulation or practice, to the office of the Secretary or imposed by these AMENDED AND RESTATED Regulations. He shall also perform such other duties as may be assigned to him, from time to time by the Chief Executive Officer.
     SECTION 3.5. OTHER OFFICERS. All other officers appointed by the Board of Directors shall have such duties as defined by law and as may from time to time be assigned to them by the Chief Executive Officer or the Board of Directors.
     SECTION 3.6. TERM OF OFFICE. All officers of the Corporation shall be chosen by the Board of Directors by a majority vote and shall hold office until the first meeting of the Board of Directors following the next annual meeting of shareholders or until their successors are elected and duly qualified. The Board of Directors may remove any officer at any time with or without cause by a majority vote.
     SECTION 3.7. RETIREMENT DATE. Normal retirement date for all employees is the employee's 65th birthday.

                               ARTICLE [III-A] IV
                         INDEMNIFICATION [AND INSURANCE]
     [SECTION 3-A.1. MANDATORY INDEMNIFICATION. The Corporation shall indemnify any officer or director, or any other employee of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful. A person claiming indemnification under this Section 3-A.1 shall be presumed to have met the applicable standard of conduct set forth herein, and the termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contenders or its equivalent, shall not, of itself, rebut such presumption.

     SECTION 3-A.2. COURT-APPROVED INDEMNIFICATION. Anything contained in the Regulations or elsewhere to the contrary notwithstanding:
     (A) the Corporation shall not indemnify any officer or director or employee of the Corporation who was a party to any completed action or suit instituted by or in the right of the Corporation to procure a judgment in its favor by reason of the fact he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee or agent of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he shall have been adjudged to be liable for misconduct (other than negligence of any degree) in the performance of his duty to the Corporation unless and only to the extent that the Court of Common Pleas of Butler County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances of the case, he is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and
     (B) the Corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this Section 3-A.2.
     SECTION 3-A.3. INDEMNIFICATION FOR EXPENSES. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer, director or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in
Section 3-A.1, or in defense of any claim, issue or matter therein, he shall be promptly indemnified by the Corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by him in connection therewith.
     SECTION 3-A.4.  DETERMINATION REQUIRED. Any indemnification  required under
Section 3-A.1 and not precluded under Section 3-A.2 shall be made by the Corporation only upon a determination that such indemnification of the officer or director or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 3-A.1. Such determination may be made only (A) by a majority vote of a quorum consisting of directors of the Corporation who were not and are not parties to, or threatened with, any such action, suit or proceeding, or (B) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation, or any person to be indemnified, within the past five years, or (C) by the shareholders, or (D) by the Court of Common Pleas of Butler County, Ohio or (if the Corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any. Any determination made by the disinterested directors under subparagraph (A) of this Section or by independent legal counsel under subparagraph (B) of this Section to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the Corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten (10) days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Butler County, Ohio or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.
     SECTION 3-A.5. ADVANCES FOR EXPENSES. Unless the only liability asserted against a director in an action, suit or proceeding referred to in Section 3-A.1 of this article arises pursuant to Section 1701.95 of the Ohio Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director in which he agrees: (I) to repay amounts so advanced if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act was undertaken with deliberate intent to cause injury to the Corporation or with reckless disregard for the best interests of the Corporation; and (ii) to reasonably cooperate with the Corporation with respect to the action, suit or proceeding.
     Expenses, including attorney's fees, incurred by a director, trustee, officer, employee or agent in defending any action, suit or proceeding referred to in Section 3-A.3 of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit or proceeding as authorized by the directors in the specific case, upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the Corporation.
     SECTION 3-A.6. ARTICLE III-A NOT EXCLUSIVE. The indemnification provided by this Article III-A shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under the Articles or the Regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director or employee of the Corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person.
     SECTION 3-A.7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer, employee, or agent of another corporation (domestic or foreign, nonprofit or for profit), partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the obligation or the power to indemnify him against such liability under the provisions of this Article III-A.
     SECTION 3-A.8. VENUE. Any action by a person claiming indemnification under this Article III-A, or by the Corporation, to determine such claim for indemnification may be filed as to the Corporation and each such person in Butler County, State of Ohio. The Corporation and (by claiming such indemnification) each such person consent to the exercise of jurisdiction over its or his person by the Court of Common Pleas of Butler County, Ohio.
     The foregoing is in further amplification of Article Sixth of the Articles of Incorporation.]

     SECTION 4.1. INDEMNIFICATION. THE CORPORATION SHALL, TO THE FULL EXTENT PERMITTED BY THE GENERAL CORPORATION LAW OF OHIO, INDEMNIFY ALL PERSONS WHOM IT MAY INDEMNIFY PURSUANT HERETO.

                                 ARTICLE [IV] V
                                  CERTIFICATES

     SECTION 5.1. Certificates evidencing the ownership of shares of the Corporation shall be issued to those entitled to them by transfer or otherwise. Each certificate for shares shall bear a distinguishing number, the signature of the President or Chairman of the Board, and of the Secretary of the Corporation, the corporate seal, and such recitals as may be required by law. Such signatures and seal on the certificate may be facsimile signatures.

     SECTION 5.2. Subject to any applicable provision of law or the Articles, transfers of shares of the Corporation shall be made only upon its books, upon surrender and cancellation of a certificate or certificates for the shares so transferred. Any certificate so presented for transfer shall be endorsed or shall be accompanied by separate written assignment or a power of attorney, signed by the person appearing by the certificate to be the owner of the shares represented thereby.
     SECTION 5.3. Lost, Stolen, Destroyed, or Mutilated Certificates. The Corporation may, in its discretion, upon evidence satisfactory to it of the loss, theft, or destruction of any certificate for shares of the Corporation, authorize the issuance of a new certificate in lieu thereof, and may, in its discretion, require as a condition precedent to such issuance, the giving, by the owner of such alleged lost, stolen, or destroyed certificate, of a bond of indemnity, in form and amount, with surety, satisfactory to the Corporation, against any loss or damage which may result to, or claim which may be made against, the Corporation, or any transfer agent or registrar of its shares, in connection with such alleged lost, stolen, or destroyed, or such new, certificate. If any certificate for shares of the Corporation becomes worn, defaced, or mutilated, the Corporation may, upon production and surrender thereof, order that the same be canceled and that a new certificate be issued in lieu thereof.

                                 ARTICLE [V] VI
                                 CORPORATE SEAL

     SECTION 6.1. CORPORATE SEAL. The Chairman of the Board, the President, Vice President, or Secretary or other officers designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. [Such seal shall be substantially in the following form.] THE SEAL OF THE CORPORATION SHALL BE SUCH AS THE BOARD OF DIRECTORS MAY FROM TIME TO TIME DETERMINE.

                                ARTICLE [VI] VII
                            MISCELLANEOUS PROVISIONS

     SECTION 7.1. FISCAL YEAR. The fiscal year of the Corporation shall be the calendar year.
     SECTION 7.2. EXECUTION OF INSTRUMENTS. All agreements, deeds, conveyances, transfers, certificates, and any other documents may be signed on behalf of the Corporation by the Chairman of the Board, or the President, or such other designated officers that the Board may designate from time to time.
     SECTION 7.3. RECORDS. The Articles of the Corporation, the [Code of] AMENDED AND RESTATED Regulations and the proceedings of all meetings of the shareholders, the Board of Directors, standing committees of the Board, shall be recorded in appropriate minute books provided for the purpose. The minutes of each meeting shall be signed by the Secretary or other officer appointed to act as Secretary of the meeting.

                               ARTICLE [VII] VIII
              [CODE OF REGULATIONS] AMENDMENT, ALTERATION OR REPEAL

     SECTION  8.1.  INSPECTION.  A copy of the [Code of]  AMENDED  AND  RESTATED
Regulations, with all amendments thereto, shall at all times be kept in a convenient place at the office of the Corporation, and shall be open for inspection during all business hours.

     SECTION 8.2. AMENDMENTS. The [Code of] AMENDED AND RESTATED Regulations may be amended, altered, repealed, or replaced [by an affirmative vote of a majority of the shares empowered to vote thereon at any regular or special meeting of the shareholders.] ONLY BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF AT LEAST TWO-THIRDS OF THE OUTSTANDING VOTING POWER OF THE CORPORATION VOTING AS A SINGLE CLASS AT A MEETING OF SHAREHOLDERS CALLED FOR SUCH PURPOSE, UNLESS SUCH
AMENDMENT, ALTERATION, REPEAL OR REPLACEMENT IS RECOMMENDED BY THE AFFIRMATIVE VOTE OF TWO-THIRDS OF THE WHOLE AUTHORIZED NUMBER OF DIRECTORS, IN WHICH CASE THESE AMENDED AND RESTATED REGULATIONS MAY BE AMENDED, ALTERED, REPEALED OR REPLACED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING VOTING POWER OF THE CORPORATION VOTING AS A SINGLE CLASS AT A MEETING OF SHAREHOLDERS CALLED FOR SUCH PURPOSE.

                                 REVOCABLE PROXY
                             FIRST FINANCIAL BANCORP

        [ X ]  PLEASE MARK VOTES AS IN THIS EXAMPLE

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 1997

     Each undersigned shareholder of First Financial Bancorp, (the "Corporation"), hereby constitutes and appoints Robert E. Ireland and Robert B. Croake, or either of them, with full power of substitution in each of them, the proxy or proxies of the undersigned to vote only at the Annual Meeting of Shareholders of the Corporation to be held at the Fitton Center for Creative Arts, 101 South Monument Avenue, Hamilton, Ohio 45011, on April 22, 1997, at 2:00 P.M., local time, and at any adjournment thereof, all of the shares of the Corporation which the undersigned would be entitled to vote if personally present at such meeting, or at any adjournment thereof.

1. Election of Directors:

CLASS II TERM EXPIRING IN 2000: Richard L. Alderson, James C. Garland, Murph Knapke, Stanley N. Pontius, Barry S. Porter and Perry D. Thatcher

CLASS I TERM EXPIRING IN 1999: Steven C. Posey

                    [  ] FOR  [  ] WITHOLD  [  ] FOR ALL EXCEPT

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.
--------------------------------------------------------------------------------

2. The amendment of the Corporation's Articles of Incorporation to increase the number of authorized common shares
                    [  ] FOR [  ] AGAINST [  ] ABSTAIN

3. The amendment of Article I of the Corporation's Regulations regarding Meetings of Shareholders
                    [  ] FOR [  ] AGAINST [  ] ABSTAIN

4. The amendment of Article II of the Corporation's Regulations regarding Directors
                    [  ] FOR [  ] AGAINST [  ] ABSTAIN

5. The amendment of Article III-A of the Corporation's Regulations regarding Indemnification
                    [  ] FOR [  ] AGAINST [  ] ABSTAIN

6. The amendment of Article V of the Corporation's Regulations regarding Corporate Seal and General
                    [  ] FOR [  ] AGAINST [  ] ABSTAIN

7. The amendment of Article VII of the Corporation's Regulations regarding Code of Regulations
                    [  ] FOR [  ] AGAINST [  ] ABSTAIN

8. To consider and act upon, in their discretion, such other matters as may properly come before the meeting or any adjournment thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE ITEMS.

   THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE ABOVE NAMED NOMINEES FOR DIRECTOR.



                         Please be sure to sign and date
                          this Proxy in the box below.




  __________________________
  Date

  __________________________________
  Stockholder sign above

  __________________________________
  Co-holder (if any) sign above

    Detach above card, sign, date and mail in postage paid envelope provided.


                             FIRST FINANCIAL BANCORP


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and may be revoked prior to its exercise. Receipt of the accompanying Proxy Statement is hereby acknowledged.

   The signature or signatures of this Proxy should be the same as the name or names which appear hereon. Persons signing in a fiduciary capacity should give full title as such.


                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY